Other assets	12 Months Ended
Dec. 31, 2017
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Other assets

10 Other assets

Other assets by type
	2017	2016
Net defined benefit assets	542	609
Investment properties	65	65
Property development and obtained from foreclosures	137	184
Accrued interest and rents	4,528	5,588
Other accrued assets	753	884
Amounts to be settled	4,097	4,815
Other	2,965	2,577

	13,087	14,722

Disclosures in respect of Net defined benefit assets are provided in Note 35 ‘Pension and other post-employment benefits’.

Property development and obtained from foreclosures

Property development and obtained from foreclosures
	2017	2016
Property developed	63	109
Property obtained from foreclosures	74	75

	137	184
Gross carrying amount as at 31 December	417	469
Accumulated impairments as at 31 December	–280	–285

Net carrying value	137	184

The total amount of borrowing costs relating to Property development and obtained from foreclosures, capitalised in 2017 is nil (2016: nil).

Accrued interest and rents

As at 31 December 2017, the line item includes accrued interest of EUR 1,375 million (2016: EUR 1,939 million) on trading derivative assets and EUR 2,505 million (2016: EUR 2,773 million) on loans and available-for-sale bonds. Accrued interest on trading derivative assets should be considered together with accrued interest on trading derivative liabilities as included in Other liabilities. Reference is made to Note 15 ‘Other liabilities’. The remainder of the balance relates mainly to accrued interest on cash flow hedges, fair value hedges and other non-trading derivatives.

Amounts to be settled

Amounts to be settled are primarily transactions not settled at the balance sheet date. They are short term in nature and are expected to settle shortly after the balance sheet date. The decrease in 2017 is attributable to lower market activity compared to prior year end.

Other

Other assets - Other relates mainly to other receivables in the normal course of business. For 2017, this includes a receivable at the Dutch level (from NN Group) regarding tax due by ING Australia Holdings Ltd related to the years 2007-2013, for which a full reimbursement is expected to be received from NN Group. In 3Q 2017 a receivable was booked for the tax amount of EUR 121 million. In 4Q 2017 a cash payment was received and reduced this amount due from NN Group to EUR 70 million.